Exhibit 99.2

Assertio Holdings, Inc. Appoints Mark Reisenauer to Its Board of Directors

LAKE FOREST, Ill., December 17, 2024 – Assertio Holdings, Inc. (“Assertio” or the “Company”) (Nasdaq: ASRT), a pharmaceutical company with comprehensive commercial capabilities offering differentiated products to patients, announced today that Mark Reisenauer has been appointed as an independent director to the Company’s Board of Directors. Mr. Reisenauer will serve as a member of the Compensation Committee.

“Mark is a highly accomplished commercial leader in complex, competitive therapeutic areas who also brings extensive oncology and hematology product experience to our board,” said Heather Mason, Chair of Assertio. “His successful new product and indication launches have been grounded in an inclusive leadership style driven by communication, analysis, and partnership, all traits that are central to our strategy as we seek to build Assertio’s commercial platform.”

“I am excited to join Assertio’s Board as the Company works to grow and enhance the opportunities within its existing commercial base while also diversifying into additional pharmaceutical assets,” said Mr. Reisenauer. “I am particularly excited about opportunities to evaluate additional labeling, indication and channel opportunities for existing products while also seeking new commercial assets that can enhance or build upon the existing business.”

Mr. Reisenauer is an accomplished oncology and hematology biopharmaceutical executive with more than 30 years of experience building commercial capabilities and leading successful new product and indication launches. He previously served as President of U.S. Commercial at Astellas Pharmaceuticals Inc., where he grew sales to nearly $5 billion while leading Marketing, Sales, Policy and Government Affairs and Market Access teams. Prior to Astellas, he was Senior Vice President and Chief Commercial Officer at Micromet, Inc., which was acquired by Amgen, where he oversaw commercial launch and pipeline development activities. He was also at Abbott Laboratories, serving as a divisional vice president for neuroscience and general manager in oncology products. Earlier in his career, Mr. Reisenauer held roles at Pharmacia Corporation, Bristol-Myers Squibb and Zeneca Pharmaceuticals. He holds a Bachelor of Arts degree in political science from the University of Wisconsin.

About Assertio

Assertio is a commercial pharmaceutical company with comprehensive commercial capabilities offering differentiated products to patients. We have built our commercial portfolio through acquisition or licensing of approved products. Our commercial capabilities include marketing through both a sales force and a non-personal promotion model, market access through payor contracting, and trade and distribution. To learn more about Assertio, visit www.assertiotx.com.

Forward Looking Statements

Statements in this communication that are not historical facts are forward-looking statements that reflect Assertio’s current expectations, assumptions and estimates of future performance and economic conditions. These forward-looking statements are made in reliance on the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements relate to, among other things, future events or the future performance or operations of Assertio, including risks related to the subject matter of this communication and our ability to realize the benefits from our operating model, deliver or execute on our business strategy, including to expand or diversify our asset base and market reach and drive cash flows and growth, successfully integrate new assets, and explore new business development initiatives. All statements other than historical facts may be forward-looking statements and can be identified by words such as “anticipate,” “believe,” “could,” “design,” “estimate,” “expect,” “forecast,” “goal,” “guidance,” “imply,” “intend,” “may,” “objective,” “opportunity,” “outlook,” “plan,” “position,” “potential,” “predict,” “project,” “prospective,” “pursue,” “seek,” “should,” “strategy,” “target,” “would,” “will,” “aim” or other similar expressions that convey the uncertainty of future events or outcomes and are used to identify forward-looking statements. Such forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond the control of Assertio, including the risks described in Assertio’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (“SEC”) and in other filings Assertio makes with the SEC from time to time.

Investors and potential investors are urged not to place undue reliance on forward-looking statements in this communication, which speak only as of this date. While Assertio may elect to update these forward-looking statements at some point in the future, it specifically disclaims any obligation to update or revise any forward-looking-statements contained in this press release whether as a result of new information or future events, except as may be required by applicable law.

Investor Contact

Matt Kreps, Managing Director

Darrow Associates

M: 214-597-8200

mkreps@darrowir.com